UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2025

Nordstrom, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington 98101

(Address of principal executive offices)

Registrant’s telephone number, including area code (206) 628-2111

Inapplicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Common stock purchase rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

As previously disclosed, on December 22, 2024, Nordstrom, Inc., a Washington corporation (“Nordstrom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Norse Holdings, Inc., a Delaware corporation (“Parent”) and Navy Acquisition Co. Inc., a Washington corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Parent.

On April 10, 2025, Nordstrom filed its definitive proxy statement on Schedule 14A (as it may be supplemented from time to time, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s special meeting of shareholders (the “Special Meeting”) to be held in connection with transactions contemplated by the Merger Agreement. The Special Meeting is scheduled to be held on May 16, 2025 at 9:00 AM Pacific Time.

On May 9, 2025, a Nordstrom shareholder filed a purported class action complaint relating to the Merger in the Superior Court of Washington In and For King County against Nordstrom and other defendants, which is captioned Trice v. Nordstrom, Inc. et al., No. 25-2-14081-4 SEA (King County Superior Court May 9, 2025). Nordstrom is making this filing to provide additional information to shareholders about such legal proceeding.

The disclosure under the section of the Definitive Proxy Statement captioned “Special Factors—Litigation Relating to the Merger” is hereby amended and supplemented by making the following changes, with supplemental information identified in bold underlined text and deleted text identified in ~~stricken-through~~ text. Except as described herein, the information provided in the Definitive Proxy Statement continues to apply. To the extent that information herein differs from or conflicts with information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement.

Litigation Relating to the Merger

Gilbert Action

On March 31, 2025, a Nordstrom shareholder filed a purported class action complaint relating to the Merger in the United States District Court for the Western District of Washington (the “Federal Court”) against Nordstrom, Parent, Acquisition Sub, Liverpool, and the members of the Nordstrom Board, which is captioned Gilbert v. Nordstrom, Inc. et al., No. 2:25-cv-00568 (W.D. Wash. Mar. 31, 2025) (the “Gilbert Complaint”).

The Gilbert Complaint seeks (i) a declaratory judgment that the Merger violates the Washington Moratorium Statute because the Merger Proposal is not conditioned on the approval of holders of two-thirds of Nordstrom’s outstanding shares excluding the shares owned by the Parent Parties, (ii) an injunction preventing consummation of the Merger unless and until the Merger Proposal is approved by holders of two-thirds of Nordstrom’s outstanding shares excluding the shares owned by the Parent Parties, (iii) findings that the members of the Board, Parent, Acquisition Sub, and Liverpool breached their fiduciary duties in connection with the Merger, which the Gilbert Complaint alleges was unfair, and (iv) an award of damages and other relief.

On April 4, 2025, the plaintiff filed an Ex Parte Motion to Expedite Briefing for Expedited Discovery, seeking a court order requiring Nordstrom and other defendants to produce documents and respond to interrogatories in response to the plaintiff’s discovery materials. Nordstrom and the named independent directors filed a brief in opposition to the plaintiff’s motion on April 9, 2025, asking the court to deny the plaintiff’s Ex Parte Motion for Expedited Discovery. Also on April 9, 2025, defendants Parent, Acquisition Sub, Erik B. Nordstrom, and Peter E. Nordstrom filed a brief joining in the arguments made by Nordstrom and the independent directors in their opposition to the plaintiff’s motion. On April 10, 2025, the plaintiff filed a reply brief in support of his Ex Parte Motion for Expedited Discovery. On April 11, 2025, the Federal Court denied the plaintiff’s motion for expedited discovery.

In that same April 11, 2025 Order denying the plaintiff’s motion for expedited discovery, the Federal Court set a briefing schedule should the plaintiff seek to file a motion for preliminary injunction. On April 18, consistent with the Federal Court’s scheduling order, the plaintiff filed his Motion for Preliminary Injunction. In his motion, the plaintiff requested that the Federal Court (i) delay the May 16, 2025 shareholder vote on the Merger until 20 days after Nordstrom issues additional proxy disclosures stating that the Merger requires approval by two-thirds of unaffiliated shareholders; and (ii) prohibit the Merger from closing if that two-thirds approval is not reached.

On April 25, 2025, Nordstrom and the independent directors filed their Opposition to the Plaintiff’s Motion for Preliminary Injunction. Also on April 25, Parent, Acquisition Sub, Liverpool, Erik B. Nordstrom, and Peter E. Nordstrom filed a separate brief opposing the plaintiff’s Motion for Preliminary Injunction. In connection with the briefs filed by the defendants, Eric Sprunk, the Chair of the Special Committee, Erik B. Nordstrom, a member of the Family Group, and Graciano F. Guichard González, the Chairman of the Board of Liverpool, gave declarations (the “Declarations”), which are attached ~~hereto~~ to the Form 8-K (filing number 001-15059) filed by Nordstrom with the SEC on May 9, 2025 (without exhibits) as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference. Nordstrom wishes to file the Declarations on ~~this~~ such Form 8-K to provide shareholders directly with the same information that was provided to the ~~court~~ Federal Court. The filing of the Declarations shall not be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth therein.

On May 6, 2025, the Federal Court entered an Order Denying Plaintiff’s Motion for Preliminary Injunction.

The filings related to the foregoing legal proceedings are available on the Federal Court’s docket.

Trice Action

On May 9, 2025, a Nordstrom shareholder filed a purported class action complaint relating to the Merger in the Superior Court of Washington In and For King County against Nordstrom, the members of the Nordstrom Board, and Parent, Acquisition Sub, Liverpool, and all other members of the Family Group (referred to in the Complaint as the “Buyer Consortium”), which is captioned Trice v. Nordstrom, Inc. et al., No. 25-2-14081-4 SEA (King County Superior Court May 9, 2025) (the “Trice Action”).

The Complaint filed in the Trice Action seeks the following relief: (i) a declaratory judgment that the Merger breaches the Washington moratorium statute and must be conditioned on the affirmative vote of two-thirds of unaffiliated shareholders (a claim brought against all named defendants), (ii) a finding that Liverpool breached its non-disclosure agreement with Nordstrom and the standstill therein (a claim brought against Liverpool), (iii) a finding that Messrs. Erik and Peter Nordstrom interfered with Liverpool’s non-disclosure agreement and the standstill therein, amounting to a tortious interference with that contract (a claim brought against Messrs. Erik and Peter Nordstrom), (iv) a finding that the Buyer Consortium, as controlling shareholders, breached fiduciary duties owed to Nordstrom shareholders by improperly influencing the sales process, (v) a finding that the Nordstrom directors breached their fiduciary duties owed to Nordstrom shareholders (a claim brought against all Nordstrom directors), (vi) a finding that the Buyer Consortium aided and abetted the Nordstrom directors’ breaches of their fiduciary duties (a claim brought against all Buyer Consortium members except for Messrs. Erik and Peter Nordstrom), and (vii) an award of damages and other relief.

Nordstrom intends to vigorously defend against the Gilbert Complaint and the Trice Action. Additional lawsuits arising out of the Merger may be filed in the future. We cannot assure you as to the outcome of such lawsuits or the Gilbert Complaint or the Trice Action.

Important Additional Information and Where To Find It

In connection with the proposed Merger, Nordstrom has filed with the SEC the Definitive Proxy Statement on Schedule 14A. Nordstrom and the Parent Filing Parties (as defined in the Schedule 13E-3) have filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Nordstrom may also file other documents with the SEC regarding the proposed Merger. This document is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which Nordstrom has filed or may file with the SEC. The Definitive Proxy Statement, Schedule 13E-3 and proxy card have been mailed to Nordstrom’s shareholders of record as of the close of business on April 7, 2025. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Definitive Proxy Statement, Schedule 13E-3, any amendments or supplements thereto and other documents containing important information about Nordstrom, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of Nordstrom may obtain free copies of such documents by accessing the Investor Relations portion of Nordstrom’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

Nordstrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Nordstrom’s shareholders with respect to the proposed Merger. Information about Nordstrom’s directors and executive officers and their ownership of Nordstrom’s common stock is set forth in the Definitive Proxy Statement and Nordstrom’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025 filed with the SEC on March 21, 2025. To the extent that such individual’s holdings of Nordstrom’s common stock have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the proposed Merger, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with SEC in connection with the proposed Merger. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This filing, the documents to which Nordstrom refers you in this filing and information included in oral statements or other written statements made or to be made by Nordstrom or on Nordstrom’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation statements relating to the completion of the Merger. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “future,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “target,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature, but the absence of these words does not mean that the statement is not forward-looking. Nordstrom’s shareholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Forward-looking statements reflect Nordstrom’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Nordstrom undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law. These risks and uncertainties include, but are not limited to, the risks detailed in Nordstrom’s filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this filing, and the following factors:

●	uncertainties related to the consummation of the Merger;
●	the fact that the Special Dividend is contingent upon conditions set forth in the Merger Agreement, and may not be paid;

●	our ability to complete the Merger, if at all, on the anticipated terms and timing, including obtaining the Requisite Shareholder Approvals and regulatory approvals, the absence of a Below Investment Grade Rating Event and the satisfaction of other conditions to the completion of the Merger;
●	unanticipated difficulties or expenditures relating to the Merger;
●	our obligation to pay a termination fee under certain circumstances if the Merger is terminated;
●	the effect of the announcement or pendency of the Merger on the plans, business relationships, operating results and operations of Nordstrom;
●	uncertainties about the pendency of the Merger and the effect of the Merger on employees, customers and other third parties who deal with Nordstrom;
●	the impact of certain interim covenants that we are subject to under the Merger Agreement;
●	provisions in the Merger Agreement that limit our ability to pursue alternatives to the Merger, which might discourage a third party that has an interest in acquiring all or a significant part of Nordstrom from considering or proposing that acquisition;
●	the fact that if Parent is required to pay a reverse termination fee in accordance with the Merger Agreement, the Family Guarantors may be required to and Liverpool may opt to sell substantial amounts of their shares of Nordstrom Common Stock in order to satisfy their ratable portion of the reverse termination fee liabilities, which could adversely impact the trading price of Nordstrom’s Common Stock;
●	the fact that we and our directors and officers may be subject to lawsuits relating to the Merger;
●	the outcome of any lawsuits, regulatory proceedings or enforcement matters that may be instituted against Nordstrom, the Parent Parties or others relating to the Merger Agreement;
●	the substantial transaction-related costs we will continue to incur in connection with the Merger;
●	our efforts to complete the Merger could disrupt our relationships with third parties and employees, divert management’s attention, or result in negative publicity or legal proceedings;
●	the inability of shareholders (excluding the Family Group and Liverpool) to participate in any further upside of Nordstrom’s business if the Merger is consummated;
●	our ability to retain and hire key personnel;
●	competitive responses to the Merger;
●	continued availability of capital and financing and rating agency actions;
●	risks regarding the failure to obtain the necessary financing or have a sufficient amount of cash on hand to complete the Merger or pay the full amount of the Special Dividend;
●	the impact of a potential Below Investment Grade Rating Event;
●	legislative, regulatory and economic developments affecting our business;
●	general economic and market developments and conditions;
●	unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as our response to any of the aforementioned factors;

●	the fact that the receipt of cash in exchange for shares of Nordstrom Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and
●	the risk that Nordstrom’s stock price may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not consummated.

Consequently, all of the forward-looking statements that Nordstrom makes in this this filing are qualified by the information contained or incorporated by reference in this filing, including: (1) the information contained under this caption, and (2) information in Nordstrom’s most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in its consolidated financial statements and notes thereto. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on our financial condition, results of operations, credit rating or liquidity.

The forward-looking statements in this filing are based upon information available to us as of the date of this filing, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this filing and the documents that we reference and have filed as exhibits to this filing with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this filing. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this filing, whether as a result of any new information, future events or otherwise. Nordstrom’s shareholders are advised to consult any future disclosures that Nordstrom makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: May 12, 2025